SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

Filed by the registrant ☑
Filed by a party other than the registrant ☐
Check the appropriate box:

☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

The Wall Street Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (check the appropriate box):

	☑	No fee required.

	☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
☐	Fee paid previously with materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE WALL STREET FUND, INC.
55 East 52nd Street, 23rd Floor
New York, New York 10055

August [2], 2014
Dear Shareholder:

As a shareholder in The Wall Street Fund, Inc. (the “Fund”), you are invited to a special shareholder meeting in lieu of an annual meeting of the Fund (the “Meeting”), which will be held on Monday, September 15, 2014 at the Fund’s principal offices located at 55 East 52nd Street, 23rd Floor, New York, New York 10055. The purpose of the Meeting is to ask shareholders of the Fund to approve the following proposals:

1.	To elect the Fund’s Board of Directors (the “Board”);

2.
To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series (“New Fund”) of the Wall Street EWM Funds Trust, an established Delaware statutory trust (the “Trust”);

3.	To approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC (“EWM”), the Fund’s current investment adviser, including an increase to the Fund’s advisory fee;

4.
To approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares;

5.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation;

6.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions;

7.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company; and

8.	To approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund.

The Board of Directors has approved these proposals and believes they are in the best interests of the Fund and its shareholders. The Board unanimously recommends that you vote FOR each of the proposals.

Formal notice of the Meeting appears on the next page and is followed by a brief overview of the proposals in “Question and Answer” format and the Proxy Statement for the Meeting. We hope you can attend the Meeting. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

Thank you for your continued support.

Sincerely,

Frederick Taylor
President and Chairman
The Wall Street Fund, Inc.

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held. Please sign, date, and return your proxies in the enclosed envelope or vote via telephone or the Internet at your earliest convenience.
Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2014

THE WALL STREET FUND, INC.
55 East 52nd Street, 23rd Floor
New York, New York 10055

To the Shareholders of The Wall Street Fund, Inc. (the “Fund”):

Notice is hereby given that a Special Meeting in lieu of an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of Evercore Wealth Management, LLC, 55 East 52nd Street, 23rd Floor, New York, New York 10055, at 10:30 a.m., Eastern time, on September 15, 2014, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated August [2], 2014:

1.	To elect the Fund’s Board of Directors (the “Board”);

2.
To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series (“New Fund”) of the Wall Street EWM Funds Trust, an established Delaware statutory trust (the “Trust”);

3.	To approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC (“EWM”), the Fund’s current investment adviser, including an increase to the Fund’s advisory fee;

4.
To approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares;

5.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation;

6.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions;

7.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company; and

8.	To approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund; and

9.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on July 31, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  The enclosed proxy is being solicited on behalf of the Fund.  The Board has unanimously approved and recommends that you vote FOR each of the proposals listed above.

By order of the Board of Directors

THE WALL STREET FUND, INC.

Ruth P. Calaman
Secretary

New York, New York
August [2], 2014

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement is available at [web address for proxy statement] or by contacting the Fund (toll-free) at 1-800-443-4693.  To obtain directions to attend the Meeting, please call the Fund (toll-free) at 1-800-443-4693.  For a free copy of the Fund’s latest annual and/or semi-annual reports, call (toll-free) at 1-800-443-4693 or write to the Fund at 55 East 52nd Street, 23rd Floor, New York, New York 10055.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in “Question and Answer” format.  If you have any questions about the proposals or how to vote your shares, please call [proxy solicitation firm] toll free at [toll-free number].

Question: What proposals will be acted upon at the Meeting?

Answer: At the Meeting, the Fund’s shareholders will be asked:

(1) to elect the Fund’s Board of Directors;

(2) to approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series (“New Fund”) of the Wall Street EWM Funds Trust, an established Delaware statutory trust (the “Trust”);

(3) to approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC (“EWM”), the Fund’s current investment adviser, including an increase to the Fund’s advisory fee;

(4) to approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares;

(5) To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation;

(6) to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions;

(7) to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company; and

(8) to approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund.

Question: What are shareholders being asked to approve in Proposal 1?

Answer: Shareholders are being asked to elect or re-elect Laird I. Grant, Susan I. Suvall, and Frederick Taylor to the Board of Directors of the Fund.  Ms. Grant and Ms. Suvall were previously elected by a vote of the shareholders of the Fund at a meeting held on December 17, 2012.  At a meeting of the Board held on November 26, 2013, the Board, including the Directors who are not “interested persons” of the Fund as defined under the 1940 Act, unanimously appointed Frederick Taylor as President, Interested Director and Chairman of the Fund.

Q&A Page 1

Ms. Grant has extensive experience in the investment management industry as a managing director, president, chief executive officer, executive vice president, chief investment officer and portfolio manager of a trust company.  Ms. Grant has also served as a board member for various companies and not for profit organizations.  Ms. Suvall has extensive experience in the financial services and investment management industries as group managing director of U.S. equities for a global investment firm as well as serving as an equity analyst and options trader at national financial services firms.  Mr. Taylor has extensive experience in the investment management industry as a vice chairman and chief investment officer of a trust company.  Mr. Taylor has also served as a board member for various companies and not for profit organizations.

Question: What is the Reorganization shareholders are being asked to approve in Proposal 2?

Answer: The Fund’s shareholders are being asked to approve a proposal to reorganize the Fund into the New Fund that will be a separate series of the Wall Street EWM Funds Trust, an established Delaware statutory trust, and will have substantially identical investment objectives and policies as the Fund (the “Reorganization”).  The Fund’s investment adviser, independent registered public accounting firm, and other service providers will be identical and continue to serve in the same roles for the New Fund under agreements that are substantially similar to their agreements with the Fund. Laird I. Grant, Susan I. Suvall and Frederick Taylor, who serve as the Board of Directors of the Fund (the “Board”), currently serve as the Board of Trustees of the Trust (“Trustees”).

Question: Why is the Board proposing the Reorganization?

Answer: The Fund is currently organized as a Maryland corporation.  The Reorganization is being proposed because the Board believes that the Delaware statutory trust form of organization offers a number of advantages over the Maryland corporate form of organization.  As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds seeking to have more flexibility with respect to their administration.  The increased flexibility may allow the Board of the Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient manner and may reduce the circumstances in which shareholder approval will be required.  For example, if the Reorganization is approved, the Trustees will not have to undergo the costly and time-consuming process of obtaining shareholder approval to amend the Trust’s governing instruments with certain exceptions, including amendments that affect shareholder rights to vote and amendments that require shareholder vote under applicable law or the New Fund’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”).  In addition, under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board amends governing documents).  Further, the Reorganization is intended to allow the Fund to operate under modern and flexible governing documents that are expected to increase operating efficiency and reduce future costs associated with Fund governance and compliance monitoring.

Question: What are the similarities and differences between the Fund and the New Fund?

Answer: The Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund.  Evercore Wealth Management, LLC (“EWM”) serves as the Fund’s investment adviser and will serve as the investment adviser to the New Fund if the Reorganization is approved.  The other service providers for the New Fund will be the same as they were for the Fund prior to the Reorganization, and the services provided by those service providers for the New Fund will be the same as they were for the Fund prior to the Reorganization.  In addition, the New Fund will offer the same services to shareholders as are currently provided by the Fund.  It also is expected that the net annual operating expense ratio of the New Fund immediately after the Reorganization will be the same as the net annual operating expense ratio of the Fund immediately before the Reorganization.

Q&A Page 2

Under the current Investment Advisor Contract between EWM and the Fund (the “Current Advisory Agreement”), EWM receives an advisory fee, payable monthly, equal to an annual rate of 0.50% of the Fund’s average daily net assets.  In addition, EWM receives a shareholder servicing fee equal to an annual rate of 0.25% of the Fund’s average daily net assets for providing (or compensating others to provide) certain shareholder services.  The New Fund would pay an advisory fee to EWM equal to an annual rate of 0.75% of the New Fund’s average daily net assets, but would not pay a shareholder servicing fee.  In addition, certain of the Fund’s and the New Fund’s current fundamental investment restrictions differ.

However, as discussed in more detail below and in Proposal 3, shareholders of the Fund are being asked to approve an increase in the Fund’s advisory fee from an annual rate of 0.50% of the Fund’s average daily net assets to an annual rate of 0.75%.  If Proposal 3 is approved, EWM will eliminate the Fund’s current 0.25% annual shareholder services fee.  In addition, as discussed in more detail below and in Proposals 4-8, shareholders of the Fund are being asked to approve certain changes to the fundamental policies of the Fund.  If Proposal 3 and Proposals 4-8 are approved by shareholders, the investment advisory fee and the fundamental policies of the Fund and the New Fund would be identical at the time of the Reorganization.

Question: What will be the federal income tax consequences of the Reorganization?

Answer: There should be no federal income tax consequences as a result of the Reorganization.  The Reorganization is designed to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Question: What happens if the Reorganization is not approved?

Answer: If shareholders of the Fund do not approve the Reorganization, the Fund will continue to operate as a Maryland corporation.

Question: What are shareholders being asked to approve in Proposal 3?

Answer: In Proposal 3, the Fund’s shareholders are being asked to approve an amendment to the Current Advisory Agreement between the Fund and EWM, increasing the Fund’s advisory fee rate from an annual rate of 0.50% to 0.75% of the Fund’s average daily net assets.  In connection with the proposal to increase the advisory fee rate, EWM would eliminate its current annual shareholder servicing fee of 0.25%.  EWM has also agreed to waive its fee and reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses do not exceed 1.00% of the Fund’s average daily net assets.  Thus, while Proposal 3 seeks to increase the Fund’s advisory fee rate, the Fund’s net operating expense ratio will not increase from its current level at least until April 30, 2015, subject to Board approval.

Question: What will happen if Proposal 3 is not approved?\

Q&A Page 3

Answer: If Proposal 3 is not approved, the Fund will continue to operate with an advisory fee of 0.50%, and the 0.25% shareholder servicing fee will not be eliminated.  The current expense limitation arrangement will continue in effect in accordance with its terms.

Question: Will all of the Proposals be implemented, if approved?

Answer: Proposal 2 is contingent on approval of Proposal 1 and Proposals 3-8.  Accordingly, if shareholders approve the Reorganization, it will only take effect if shareholders also approve Proposal 1 and Proposals 3-8, which would have the effect of aligning the Fund’s and the New Fund’s investment advisory fees, board composition and fundamental policies.

Proposal 1 and Proposals 3-8 are not contingent on shareholder approval of Proposal 2 or on shareholder approval of any other Proposal.  Accordingly, if any of the Proposals 1 and 3-8 is approved, that Proposal will take effect even if Proposal 2 or any other Proposal is not approved.

Question: Who will bear the expenses related to the shareholder meeting and Reorganization?

Answer: The Fund will bear the expenses associated with the shareholder meeting and the Reorganization, including the costs of printing, mailing, tabulating, and soliciting proxies subject to the Fund’s expense limitation arrangement with EWM, in which EWM reimburses expenses above 1.00% of the Fund’s average daily net assets.  Since the Fund is currently operating above its 1.00% expense cap, it is expected that EWM will absorb many, if not all, of the expenses related to the shareholder meeting and Reorganization.

Question: What are shareholders being asked to approve in Proposals 4-8?

Answer: Shareholders are being asked to approve the elimination of, or the modification to, certain fundamental investment restrictions of the Fund, as described below and in the Proxy Statement.  The Board notes that many of the Fund’s current fundamental investment restrictions were initially drafted many (in some cases over sixty) years ago.  The changes are recommended in an effort to enhance and modernize the Fund’s fundamental investment policies, to provide the Fund additional flexibility to pursue its investment strategies and objectives, and to simplify compliance monitoring.

EWM has advised the Board that if the recommended changes are approved, except as otherwise noted, it does not currently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile.  Any material changes made to the Fund’s investment strategies will be subject to review by the Board.

The Proxy Statement explains the modification to, or elimination of, each fundamental policy.  Shareholders are being asked to approve the changes in certain investment policies that are “fundamental,” which can be changed only with the approval of shareholders.  Each change to a fundamental policy requires a separate vote, so shareholders should vote for each proposal appearing on the proxy card.

Proposal 4 asks shareholders to approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its EWM to take long or short trading positions in its shares.  The 1940 Act does not prohibit a fund’s officers or directors or the officers or directors of its EWM to take long or short trading positions in its shares.  Because the restriction is not required and directors and officers are encouraged to invest in the Fund, the Board recommends that shareholders approve the proposal.  EWM monitors transactions made in Fund shares by the Fund’s officers and directors and the officers and directors of the EWM.  Pursuant to EWM policies, short sales of the Fund’s shares by the Fund’s or EWM’s officers and directors are not permitted.

Q&A Page 4

Proposal 5 asks shareholders to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation.  The 1940 Act does not prohibit a fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation.  However, the positions of the SEC staff generally permit a fund to invest up to 15% of the value of its net assets in illiquid securities.  As a matter of current operating policy, the Fund does not invest more than 15% of its net assets in securities that are illiquid or otherwise not marketable.

EWM does not intend to materially change the manner in which it manages the Fund with respect to the elimination of this policy, but the elimination could provide the Fund additional flexibility to pursue its investment strategies and objectives, and could simplify compliance monitoring.

Proposal 6 asks shareholders to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions.  Subject to certain exceptions, the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another investment company; (2) securities of another investment company having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  EWM does not intend to materially change the manner in which it manages the Fund with respect to the elimination of this policy, but the elimination could provide the Fund additional flexibility to pursue its investment strategies and objectives, and could simplify compliance monitoring.

Proposal 7 asks shareholders to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its EWM, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.  EWM monitors, and will continue to monitor, the securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or EWM.  EWM does not intend to materially change the manner in which it manages the Fund with respect to the elimination of this policy, but the elimination could provide the Fund additional flexibility to pursue its investment strategies and objectives, and could simplify compliance monitoring.

Proposal 8 asks shareholders to approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund to permit the Fund to invest in senior securities as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. EWM does not intend to materially change the manner in which it manages the Fund with respect to the modification of this policy, but the modification of this fundamental investment restriction will allow the Fund the greatest flexibility possible under the 1940 Act to make investments in accordance with the investment objectives, strategies and policies set forth in the Fund’s prospectus and SAI.

Q&A Page 5

Question: How does the Board recommend that I vote?

Answer: After careful consideration of the proposals, the Board, including all those members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, unanimously approved the Proposals and recommend that you vote in favor of the Proposals.  The reasons for the Board’s recommendations are discussed in more detail in the Proxy Statement.

Question: What number should I call if I have questions?

Answer: We will be pleased to answer your questions about this proxy solicitation. Please call the Fund’s proxy solicitor, [proxy solicitor], toll free at [toll-free number] with any questions.

Question: How do I vote?

Answer: You may mail your proxy card or you may attend the shareholder meeting in person.  You may also vote by phone by calling [proxy solicitor] toll free at [toll-free number] or via the Internet.

If you are a record holder of Fund shares and plan to attend the shareholder meeting in person, in order to gain admission, you must show valid photographic identification, such as your driver’s license or passport.

If you hold shares of the Fund through a bank, broker or other nominee, and plan to attend the shareholder meeting in person, in order to gain admission, you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form or a letter from your bank, broker or other nominee’s statement indicating ownership as of the Record Date.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Q&A Page 6

SPECIAL MEETING IN LIEU OF AN ANNUAL
MEETING OF SHAREHOLDERS OF
THE WALL STREET FUND, INC.
55 East 52nd Street, 23rd Floor
New York, New York 10055

PROXY STATEMENT

August [2], 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The Wall Street Fund, Inc. (the “Fund”) of proxies to be voted at the Special Meeting in lieu of an Annual Meeting of Shareholders of the Fund, and any adjournment or postponement thereof (the “Meeting”).  The Meeting will be held at the offices of the Fund, located at 55 East 52nd Street, 23rd Floor, New York, New York 10055, at 10:30 a.m., Eastern time, on September 15, 2014 for the following purposes:

1.	To elect the Fund’s Board of Directors (the “Board”);

2.
To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series (“New Fund”) of the Wall Street EWM Funds Trust, an established Delaware statutory trust (the “Trust”);

3.	To approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC (“EWM”), the Fund’s current investment adviser, including an increase to the Fund’s advisory fee;

4.
To approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares;

5.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation;

6.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions;

7.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company; and

8.	To approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund; and

9.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Fund is an open-end management investment company organized as a Maryland corporation on December 23, 1945 and has an authorized capital of 500,000,000 shares.  The fiscal year-end of the Fund is December 31.  Financial statements for the Fund are included in the audited annual report of the Fund for the fiscal year ended December 31, 2013, which has been previously mailed to shareholders.  For a free copy of the Fund’s latest annual and/or semi-annual reports, call the Fund (toll-free) at 1-800-443-4693 or write to the Fund at 55 East 52nd Street, 23rd Floor, New York, New York 10055.

Shareholders of the Fund at the close of business on July 31, 2014 (the “Record Date”) will be entitled to be present and vote at the Special Meeting.  As of the Record Date, the Fund had the following amounts outstanding:

Name of Fund	Shares Outstanding as of July 31, 2014
The Wall Street Fund	[____]

Shareholders of record of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. Paper copies of our proxy materials are being sent to registered shareholders, that is, those whose shares are registered directly in shareholders’ names with the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC. “Street name” shareholders, those whose shares are held in the name of a bank, broker or other nominee on the shareholders’ behalf, are being sent a Notice of Internet Availability of Proxy Materials. Street name shareholders must request paper copies of our proxy materials.  It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to shareholders as of the Record Date on or about August [3], 2014.

Each outstanding share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposals.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund, Ruth P. Calaman, at 55 East 52nd Street, 23rd Floor, New York, New York 10055, by signing another proxy of a later date, or by personally voting at the Meeting.

As of the Record Date, the Fund was not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially or of record more than 5% of the Fund’s outstanding common shares, except as follows:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[…]	[…]	[…]	[…]%	[…]
[…]	[…]	[…]	[…]%	[…]

As of July 31, 2014, all Officers and Directors of the Fund as a group owned (according to information supplied by them) of record or beneficially a total of […] shares or approximately […]% of the Fund’s outstanding shares.

If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposals.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).  Abstentions and broker non-votes will have no effect on the election of Directors because of the Fund’s plurality voting requirements.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposals, unless directed to vote AGAINST the proposed adjournment.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Fund, subject to the Fund’s expense limitation arrangement with EWM, in which EWM reimburses expenses above an annual rate of 1.00% of the Fund’s average daily net assets.  Since the Fund is currently operating above its 1.00% expense cap, it is expected that EWM will absorb many, if not all, of the expenses in connection with preparing this Proxy Statement.  The Fund has retained AST Fund Solutions to assist in the solicitation of proxies for a fee of $[…], plus reimbursement for out-of-pocket expenses.  In addition, some of the officers of the Fund and persons affiliated with EWM, may, without remuneration, solicit proxies personally or by telephone or electronic communications.

PROPOSAL 1

ELECTION OF THE DIRECTORS OF THE FUND

Shareholders of the Fund are being asked to consider the election or relection of each of the current members of the Board:  Ms. Laird I. Grant, Ms. Susan I. Suvall and Mr. Frederick Taylor.  Ms. Grant and Ms. Suvall were previously elected by a vote of the shareholders of the Fund at a meeting held on December 17, 2012.  At a meeting of the Board held on November 26, 2013, the Board, including the Directors who are not “interested persons” of the Fund as defined under the 1940 Act, unanimously appointed Frederick Taylor as President, Interested Director and Chairman of the Fund.

Interested Director Nominee.  Mr. Taylor currently serves as an Interested Director, Chairman and President of the Fund.  He also currently serves as a Senior Advisor of EWM, the Fund’s investment adviser.  As a result of Mr. Taylor’s affiliation with the Fund’s investment adviser, Mr. Taylor is considered an “interested person” of the Fund, and, if elected, would continue to be an Interested Director.  As indicated above and under “Director and Officer Information” below, Mr. Taylor has considerable business experience in investment management matters.  In considering Mr. Taylor’s election, the Board evaluated Mr. Taylor’s background and qualifications.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that Mr. Taylor should be elected as Director of the Fund, the Independent Directors considered and evaluated Mr. Taylor’s relevant knowledge, experience, and expertise.  The Independent Directors considered Mr. Taylor’s experience with financial matters as a result of his experience as a vice chairman and chief investment officer of a trust company.  In addition, the Board considered Mr. Taylor’s experience serving as a board member for various companies and not for profit organizations.

Independent Director Nominees.  Ms. Suvall and Ms. Grant currently serve as Independent Directors of the Fund, and are not affiliated persons of either the Fund or EWM.  In considering their reelection, the Board evaluated each of Ms. Suvall’s and Ms. Grant’s background and qualifications.  Ms. Suvall is currently retired, and most recently served as Group Managing Director – U.S. Equities and as an Equity Analyst for Trust Company of the West from 1985 to 2011.  During that time, she served as Principal Portfolio Manager for the TCW Mid Cap Value Opportunities Fund, an open-end mutual fund, and as Senior Advisor to the TCW Small Cap Value Added Fund, an open-end mutual fund.  Previously, Ms. Suvall also served as a research liaison to equity sales for Wertheim Schroder and Co. and as an options trader for Morgan Stanley.  Ms.Grant is currently retired and most recently served as Managing Director and Senior Portfolio Manager for U.S. Trust Company of Florida from 2001 to 2008.  Ms. Grant also previously served as President and Chief Executive Officer and Chief Investment Officer for Rockefeller & Co., Inc.  If elected, Ms. Suvall and Ms. Grant would continue to serve as Independent Directors of the Fund.

The name, age (as of March 31, 2014), address, principal occupations during the past five years, and other information with respect to each of the Director Nominees and Officers of the Fund are as follows:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex*** Overseen by Director	Other Directorships Held by Director During Past Five Years
INDEPENDENT DIRECTOR NOMINEES
Laird I. Grant 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 69	Director	Since 2012	Retired; Managing Director and Senior Portfolio Manager, U.S. Trust Company of Florida, 2001-2008.	1	Common Cents, New York City 2008-2009
Susan I. Suvall 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 54	Director	Since 2012	Retired; Group Managing Director and Senior Portfolio Manager, U.S. Equities, Trust Company of the West, 1985-2011.	1	None
INTERESTED DIRECTOR NOMINEE
Frederick Taylor** 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 73	Chairman, Director, and President	Since 2013	Senior Advisor, Evercore Wealth Management, LLC 2008-Present.	1	Trustee Emeritus, Wesleyan University, 2006-Present; Vero Beach Museum and Vero Beach Museum Endowment Trust Board, 2012-Present; John’s Island Golf Club, 2012-Present.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex*** Overseen by Director	Other Directorships Held by Director During Past Five Years
OFFICERS
Ruth P. Calaman 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 47	Executive Vice President, Secretary and Chief Compliance Officer	Since 2012	Chief Compliance Officer, Evercore Wealth Management LLC, and Evercore Trust Company, N.A. since 2011; Vice President and Compliance Officer, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware and Goldman, Sachs & Co. 2005 - 2011.	1	None
John J. Rendinaro 55 East 52nd Street, 23rd Floor New York, NY 10055 Age: 52	Executive Vice President, Chief Operations Officer and Treasurer	Since 2012	Partner, Head of Trading and Operations, Evercore Wealth Management LLC since 2008; Managing Director, U.S. Trust 1983 - 2008.	1	None
*
Each Director serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Director resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Director who is an “interested person” in the Fund because of his association with the Adviser.
***	The “Fund Complex” includes only the Fund.

Current Leadership Structure of the Boards and Oversight Responsibilities.  As discussed above, Mr. Taylor is Chairman of the Board and is an “interested person” of the Fund as that term is defined in the 1940 Act.  The Fund does not have a lead independent director.  The Fund has determined that its leadership structure is appropriate because it has been in place for over ten years and during that time the Fund has delivered competitive returns for its investors.

Through its direct oversight of Fund officers, and indirectly through the audit committee and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including EWM and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

Responsibilities of the Board

The business and affairs of the Fund is managed under the direction of the Board, including general oversight and review of investment policies and activities of the Fund.  The Board also elects the officers of the Fund, who are responsible for supervising and administering the Fund’s day-to-day operations.  The Board held four meetings during the fiscal year ended December 31, 2013.  Each incumbent Director attended at least 75% of the Board’s meetings and the meetings of the committees on which the Director served during such period.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the attention of Ruth P. Calaman, Secretary, c/o EWM, 55 East 52nd Street, 23rd Floor, New York, New York 10055.  Shareholder communications will be sent directly to the applicable Board member(s).  The Fund currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Board Committees

The Fund has one standing committee: the Audit Committee.  The Audit Committee is comprised exclusively of all of the Independent Directors.  The Audit Committee typically meets once per year with respect to the Fund.  The functions of the Audit Committee are to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  The Audit Committee met once during the Fund’s fiscal year ended December 31, 2013.

The Fund does not have a separate nominating committee or charter that governs the Director nomination process.  Instead, the current Independent Directors participate in the election and nomination of candidates for election as Directors for the Fund.  The Board believes that the primary reason for creating a standing nominating committee is to ensure that candidates for Independent Director positions can be identified, and their qualifications assessed, under a process free from conflicts of interest.  Because Independent Director nominations are made by the Fund’s Independent Directors, the Board does not believe that the creation of a standing nominating committee is necessary.  The Fund has not adopted a specific policy regarding the consideration of Director nominees recommended by shareholders.

Board Interest in the Fund.  As of December 31, 2013, the Directors owned the following amounts in the Fund:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies

Independent Director Nominees:
Susan I. Suvall	None	None
Laird I. Grant	None	None

Interested Director Nominee:
Frederick Taylor	None	None

As of April 30, 2014, neither the Independent Directors nor members of their immediate family own securities beneficially or of record in EWM, Quasar Distributors, LLC, the Fund’s principal underwriter or an affiliate of EWM or Quasar Distributors, LLC or any person controlling, controlled by, or under common control with EWM or Quasar Distributors, LLC.

Compensation.  For their service, the Directors receive an annual fee of $12,500 each.  In addition, the Fund’s Directors are reimbursed for expenses incurred in connection with their attendance at Board Meetings held during the year.  The table below details the amount of compensation the Directors received from the Fund for the fiscal year ended December 31, 2013.  The aggregate compensation is provided by the Fund.  The Fund makes no payments of salary to any Officer in such capacity.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors

Independent Director Nominees:
Susan I. Suvall	$12,500	None	None	$12,500
Laird I. Grant	$12,500	None	None	$12,500

Interested Director Nominee:
Frederick Taylor	$6,250	None	None	$6,250

Required Vote

As set forth in the Fund’s By-laws, Proposal 1 is a matter to be determined by the affirmative vote of a plurality of votes cast at the Meeting.

Please note that, if the Fund’s shareholders approve Proposal 1, the Directors will be elected to the Board, regardless of whether the Fund’s shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

Overview

At a meeting of the Board held on June 3, 2014, the Board approved, on the Fund’s behalf, an Agreement and Plan of Reorganization in substantially the form attached to this Proxy Statement as Appendix A (the “Reorganization Agreement”), pursuant to which the Fund would be reorganized into the New Fund, a series of the Wall Street EWM Funds Trust (the “Trust”), which is an existing Delaware statutory trust, as set forth below.

Shareholders of the Fund are being asked to approve the Reorganization Agreement.  If shareholders of the Fund approve the Reorganization Agreement, the Directors and Officers of the Fund will implement the Reorganization Agreement on the Fund’s behalf.  If the Reorganization Agreement is approved, it is expected that it will take effect on or before October 1, 2014, although this date may be adjusted in accordance with the Reorganization Agreement (“Closing Date”). The Reorganization contemplates:

•
the transfer of all of the assets of the Fund to the New Fund, a series of the Trust, in exchange solely for voting shares of beneficial interest (“shares”) of the New Fund and the New Fund’s assumption of all of the Fund’s liabilities; and

•
the distribution to each shareholder of the Fund, in exchange for his or her shares of stock of the Fund, of the same number of full and fractional shares of the New Fund, having the same aggregate net asset value as the full and fractional shares of stock of the Fund held by that shareholder at the close of business on the Closing Date.

For the Reorganization to occur, the Fund’s shareholders will need to approve the Reorganization Agreement.  For a more detailed discussion of the terms of the Reorganization Agreement, please see “Summary of the Reorganization Agreement” below.

Why is the Board recommending approval of the Reorganization Agreement?

As noted above, at a meeting of the Board held on June 3, 2014, the Board approved a series of proposals and actions that are designed to streamline and modernize the operations of the Fund by reorganizing the Fund to a different jurisdiction and as a statutory trust.

The primary purposes of the proposed Reorganization are to: (i) seek future economies of scale and to eliminate certain costs associated with operating as a Maryland corporation and (ii) allow the Fund to operate under modern and flexible governing documents that also are anticipated to increase efficiencies of the Fund.  In unanimously approving the Reorganization Agreement and recommending that shareholders of the Fund also approve the Reorganization Agreement, the Board was provided and evaluated information it reasonably believed necessary to consider the proposed Reorganization.  The Board unanimously determined that: (i) the investment interests of the Fund’s shareholders will not be diluted as a result of the Reorganization; and (ii) participation in the Reorganization is in the best interests of the Fund and its shareholders. Summarized below are the key factors considered by the Board:

•
In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Board believes that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Fund, which potentially could lead to greater operating efficiencies and greater flexibility in structuring shareholder voting rights and shareholder meetings.

•
The Trust may be able to realize greater operating efficiencies because the Reorganization would permit the New Fund to operate under modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring.

•	The investment objectives and principal investment strategies of the New Fund will be identical to those of the Fund in effect immediately prior to the Reorganization.

•	There is no anticipated material adverse effect on the Fund’s annual operating expenses and shareholder fees and services as a result of the Reorganization.

•	There are no anticipated direct federal income tax consequences of the Reorganization to shareholders of the Fund.

What effect will the Reorganization have on the Fund and its shareholders?

The Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund.  The investment adviser, portfolio managers, and other service providers for the New Fund will be the same as they were for the Fund prior to the Reorganization; the services provided by those service providers for the New Fund will be the same as they were for the Fund prior to the Reorganization; and the New Fund will offer the same services to shareholders as are currently provided by the Fund.

Immediately after the Reorganization, each shareholder of the Fund will own shares of the New Fund that are equal in number and in value to the shares of stock of the Fund that were held by the shareholder immediately prior to the closing of the Reorganization.  For example, if you currently own 100 shares of stock of the Fund, immediately after the closing of the Reorganization, you will own 100 shares of the New Fund having the same net asset value as your original 100 shares of stock of the Fund.

As a result of the Reorganization, shareholders of the Fund, which is currently organized as a Maryland corporation, will become shareholders of the New Fund, which is a newly formed series of the Trust, a Delaware statutory trust.  Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Maryland corporation.  For a comparison of certain attributes of Delaware statutory trusts and Maryland corporations that may affect shareholders of the Fund, please see “Comparison of the New Fund and the Fund—How will the New Fund be organized?” below.

Will there be any sales load, commission, or other transactional fee paid by shareholders in connection with the Reorganization?

No. The full value of your shares of stock of the Fund will be exchanged for shares of the New Fund without any sales load, commission, or other transactional fee being imposed on you.  The costs of the Reorganization will be paid by the Fund, subject to the Fund’s expense limitation arrangement with EWM, in which EWM reimburses expenses above an annual rate of 1.00% of the Fund’s average daily net assets.  Since the Fund is currently operating above its 1.00% expense cap, it is expected that EWM will absorb many, if not all, of the expenses in connection with the Reorganization.

What will be the federal income tax consequences of the Reorganization?

The Fund anticipates that neither the Fund nor its shareholders will recognize any gain or loss as a result of the Reorganization.  As a general matter, the holding period for, and the aggregate tax basis in, the New Fund’s shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date).  Also, the New Fund’s holding period for, and tax basis in, each asset the Fund transfers to it generally will include the Fund’s holding period for, and will be the same as the New Fund’s tax basis in, that asset immediately prior to the Reorganization.  Please see “Summary of the Reorganization Agreement—What are the federal income tax consequences of the Reorganization” below for further information.

Who is bearing the expenses related to the Reorganization?

The Fund, subject to the Fund’s expense limitation arrangement with EWM, in which EWM reimburses expenses above an annual rate of 1.00% of the Fund’s average daily net assets, will bear the expenses associated with the Reorganization.  Since the Fund is currently operating above its 1.00% expense cap, it is expected that EWM will absorb many, if not all, of the expenses in connection with the Reorganization.

SUMMARY OF THE REORGANIZATION AGREEMENT

What are the terms and conditions of the Reorganization Agreement?

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Agreement.  The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement itself, the form of which is attached to this Proxy Statement as Appendix A.

The Reorganization Agreement provides that the New Fund will acquire all of the assets of the Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of the Fund’s liabilities.  The Reorganization Agreement further provides that, as soon as practicable after the Closing Date, the Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders and then will dissolve.

The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of business (generally 4:00 p.m., ET) on the Closing Date, to the number of full and fractional shares of the Fund you own on the Closing Date.  The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.  After that distribution, the Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect its complete dissolution.

The Reorganization Agreement may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, whether before or after the Fund’s shareholders’ approval, by the Fund and the New Fund’s mutual agreement or by either of them in the case of the other’s material breach of the Reorganization Agreement, failure to satisfy a condition specified in the Reorganization Agreement, or in certain other circumstances.  The completion of the Reorganization also is subject to various conditions, including: (1) the approval of the Reorganization Agreement and the transactions contemplated thereby by the Board and by the Fund’s shareholders at the Meeting; (2) the completion of all necessary filings with the SEC and state securities authorities; (3) the receipt of all material consents, orders, and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; (4) the Trust (on behalf of the New Fund) having entered into or adopted, as applicable, an Investment Advisor Contract and other agreements and plans necessary for the New Fund’s operations; and (5) other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Reorganization Agreement provides that either the Fund or the New Fund may waive compliance with any of the conditions made therein for its benefit, if such waiver will not have a material adverse effect on the Fund’s shareholders other than the condition numbered (1) above.  For the Reorganization to occur, the Fund’s shareholders will need to approve the Reorganization Agreement.  If shareholders of the Fund do not approve the Reorganization Agreement or the Reorganization is not consummated for any other reason, the Board will consider other courses of action.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Provided that the Reorganization so qualifies, then for U.S. federal income tax purposes, generally:

1.	Neither the Fund nor the New Fund will recognize any gain or loss on the Reorganization;

2.	The Fund’s shareholders will recognize no gain or loss on the exchange of all their Fund shares solely for shares of the New Fund pursuant to the Reorganization;

3.
A shareholder’s aggregate basis in the New Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Fund shares it actually or constructively surrenders in exchange for those New Fund shares, and its holding period for those New Fund shares will include, in each instance, its holding period for those Fund shares, provided the shareholder holds them as capital assets on the Closing Date;

4.
The New Fund’s basis in each asset the Fund transfers to it will be the same as the Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each such asset will include the Fund’s holding period therefore (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

5.
For purposes of section 381 of the Code, the New Fund will be treated just as the Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Fund’s taxable year, its tax attributes enumerated in section 381(c) of the Code will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization.

The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder.  If the Reorganization fails to meet the requirements of section 368(a)(1)(F) of the Code, a shareholder could realize a gain or loss on the transaction.  Shareholders are therefore urged to consult their tax advisers as to specific consequences of the Reorganization, including the applicability and effect of state, local, foreign, and other taxes.

COMPARISON OF THE NEW FUND AND THE FUND

How will the New Fund be organized?

The Fund is currently organized as a Maryland corporation.  If the Reorganization is approved, the Fund will be converted to a newly formed series of the Trust, which is a Delaware statutory trust governed by a declaration of trust and by-laws (together, the “Trust Documents”).  The operations of the Fund and New Fund are also governed by applicable state and federal law.

Who will serve on the Trust’s Board of Trustees?

Laird I. Grant, Susan I. Suvall and Frederick Taylor, each of whom serve as the Directors of the Fund, serve as the Trustees of the Trust. Ms. Grant and Ms. Suvall have previously been elected as Directors of the Fund by its shareholders.  Shareholders of the Fund are being asked to elect or re-elect Ms. Grant, Ms. Suvall, and Mr. Taylor as Directors of the Fund in Proposal 1 to this Proxy Statement.

How does the Trust compare to the Fund’s current legal structure?

Under the Trust Documents, the Board of the Trust will have more flexibility than the Board of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below.  The increased flexibility may allow the Board of the Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient manner and may reduce the circumstances in which shareholder approval will be required.  For example, the Trustees will not have to undergo the costly and time-consuming process of obtaining shareholder approval to amend the Trust Documents, with certain exceptions, including amendments that affect shareholder rights to vote and amendments that require shareholder vote under applicable law or the New Fund’s registration statement filed with the SEC. In addition, under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends a trust’s governing documents).

Importantly, the Trustees of the Trust will have the same fiduciary obligations under applicable federal securities laws to act with due care and in the interest of the New Fund and its shareholders as do the Directors with respect to the Fund.

What are other similarities and differences between the Fund and the New Fund?

Under the current Investment Advisor Contract between EWM and the Fund, EWM receives an advisory fee, payable monthly, equal to an annual rate of 0.50% of the Fund’s average daily net assets.  In addition, EWM receives a shareholder servicing fee equal to an annual rate of 0.25% of the Fund’s average daily net assets for providing (or compensating others to provide) certain shareholder services.  The New Fund would pay an advisory fee to EWM equal to an annual rate of 0.75% of the New Fund’s average daily net assets, but would not pay a shareholder servicing fee.  In addition, certain of the Fund’s and the New Fund’s current fundamental investment restrictions differ.

However, as discussed in more detail below and in Proposal 3, shareholders of the Fund are being asked to approve an increase in the Fund’s advisory fee from an annual rate of 0.50% of the Fund’s average daily net assets to an annual rate of 0.75%.  If Proposal 3 is approved, EWM will eliminate the Fund’s current 0.25% annual shareholder services fee.  In addition, as discussed in more detail in Proposals 4-8, shareholders of the Fund are being asked to approve certain changes to the fundamental policies of the Fund.  If Proposal 3 and Proposals 4-8 are approved by shareholders, the investment advisory fee and the fundamental policies of the Fund and the New Fund would be identical at the time of the Reorganization.

Other differences between the Trust and the Fund are summarized in Appendix B, although this is not a complete comparison.  Shareholders should refer to the provisions of the governing documents of the Fund and the New Fund and the relevant state law directly for a more thorough comparison.  Copies of the governing documents and the Trust Documents are available to shareholders without charge upon written request to the Fund at 55 East 52nd Street, 23rd Floor, New York, New York 10055.

How will the Reorganization affect the Fund’s expenses?

The Reorganization is not expected to result in an increase in the Fund’s expense ratio or shareholder fees and expenses.  For more information about shareholder fees and expenses following the Reorganization, please see “Comparative Fee and Expense Information” in Proposal 3 below.

Assuming that Proposal 3 is approved, the contractual advisory fee for the New Fund will be the same as the contractual advisory fee for the Fund that is described under Proposal 3 in this Proxy Statement.  The New Fund will also be subject to a cap on total operating expenses that is identical to the current cap on operating expenses for the Fund.

Under the current Investment Advisor Contract of the Fund, EWM currently receives an advisory fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 0.50%.  As discussed in detail under Proposal 3 in this Proxy Statement, shareholders of the Fund are being asked to approve an increase in the Fund’s advisory fee to an annual rate of 0.75%.  If Proposal 3 is approved, the Fund will also eliminate its current 0.25% shareholder servicing fee.  The Fund has also entered into an expense limitation agreement with EWM, pursuant to which EWM has contractually agreed to waive its fees and/or reimburse the Fund for any expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.00% of the Fund’s average daily net assets.  This expense limitation arrangement can only be amended or terminated with the approval of the Board.  If the Reorganization Agreement is approved by the shareholders of the Fund and the Reorganization occurs, the New Fund will enter into a new expense limitation agreement with EWM that will be substantially identical to the current expense limitation agreement.

How will the Fund’s investment objectives, strategies and policies change?

The Reorganization, if approved, will not affect the Fund’s investment objectives or strategies.  The investment objectives and strategies of the Fund and the New Fund are identical.  However, if any of Proposals 4-8 are approved, the fundamental investment restrictions of the Fund and the New Fund would be revised as set forth in the approved Proposals.

Required Vote

Approval of Proposal 2 for the Fund requires the affirmative vote of at least two-thirds of the votes entitled to be cast.

Please note that Proposal 2 is contingent on approval of Proposals 1 and 3-8.  Accordingly, if the Fund’s shareholders approve the Reorganization, it will only take effect if the Fund’s shareholders also approve Proposals 1 and 3-8, which would have the effect of aligning the Fund’s and the New Fund’s investment advisory fees, board composition and fundamental policies.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PROPOSAL 3

APPROVAL OF CHANGE TO THE FUND’S ADVISORY FEE

Background

The Board has approved, and recommends that the shareholders of the Fund vote for the approval of, an amendment to the Investment Advisor Contract between the Fund and EWM (the “Proposed Amendment”).  The Proposed Amendment will increase the level of the advisory fee for the Fund.  See “Description of Current Advisory Agreement and the Proposed Amendment” below for details on the fee to be charged under the Proposed Amendment.

Members of the Board, including the Directors who are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”), who attended the June 3, 2014 in person meeting where the Proposal was considered, voted unanimously to approve the Proposed Amendment and to recommend that Fund shareholders vote for the Proposal.  The factors considered by the Board in approving the Proposed Amendment are described below under the heading “Evaluation by the Fund’s Board.”  The Current Investment Advisor Contract and a form of the Proposed Amendment are attached as Appendix C.

Description of the Current Advisory Agreement and the Proposed Amendment

EWM currently manages the Fund under an Investment Advisor Contract (the “Current Advisory Agreement”), dated May 1, 2010 (the “Current Advisory Agreement”), which was last approved by shareholders of the Fund on February 25, 2010 and was most recently approved by the Board at its February 27, 2014 meeting.  For a discussion of the basis for the decision by the Board to approve the Current Advisory Agreement, see Appendix D.  Under the Current Advisory Agreement, the Adviser provides research, statistical, advisory and managerial services to the Fund in return for an advisory fee paid monthly.  The Fund currently compensates EWM under the Current Advisory Agreement at an annual fee at the rate of 0.50% of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2013, EWM received advisory fees of $[…] (or 0.25% of the Fund’s average daily net assets), net of expenses reimbursed to the Fund.

EWM has also agreed to waive its fee and reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses do not exceed 1.00% of the Fund’s average daily net assets.  This expense limitation arrangement will continue in effect until April 30, 2015, with successive renewal terms of one year unless terminated by the Board of Directors prior to any such renewal.  EWM has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that, after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.00% of average daily net assets in the year of reimbursement.

The Fund has also entered into a shareholder servicing agreement (the “Servicing Agreement”) with EWM, pursuant to which EWM may compensate certain persons who provide shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, the Fund currently compensates EWM with a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.

The Proposed Amendment reflects one change to the Current Advisory Agreement: a fee rate increase.  Under the Proposed Amendment, the advisory fee rate would increase to an annual rate of 0.75% of the Fund’s average daily net assets.  Under the Current Advisory Agreement, the Fund pays an advisory fee at the annual rate of 0.50% of the Fund’s average daily net assets.  EWM has proposed to increase the contractual advisory fee for the Fund in light of the increased costs associated with managing the Fund, including the higher costs associated with additional portfolio management staff and related resources that have been made available to the Fund in recent years as well as the higher costs associated with increased regulatory obligations.

If Proposal 3 is approved by the Fund’s shareholders, the Servicing Agreement would be terminated and the 0.25% shareholder servicing fee will be eliminated.  Thus, it is expected that the proposed changes would have no effect on the Fund’s current expense ratio because the amount of the proposed increase to the annual advisory fee (0.25%) is equal to the amount of the shareholder services fee that is being eliminated (0.25%).  In addition, as noted above, the current Expense Limitation Agreement between EWM and the Fund will remain in effect in accordance with its terms.

It is also expected that these changes will have no effect on the nature, extent or quality of services being provided to the Fund’s shareholders.  Shareholders will continue to receive the same level and quality of services that they have been receiving.  It is anticipated that amounts currently paid by the Fund for shareholder servicing activities under the Servicing Agreement would be paid by EWM out of its own resources.  It is expected, however, that EWM will periodically re-evaluate payment of these expenses, as well as any additional shareholder servicing costs that may be incurred in the future, and determine whether to seek reimbursement or payment of these expenses by the Fund consistent with applicable law and subject to Board approval.

Comparative Fee and Expense Information

The following table shows the Fund’s annual expenses (1) based on actual expenses incurred during the Fund’s fiscal year ended December 31, 2013 and (2) on a pro forma basis as if the Proposed Amendment had been in effect during 2013.

The pro forma expenses should not be considered a representation of future expenses. Actual future expenses may be higher or lower than those shown below.

Comparison of Fees and Expenses
As of December 31, 2013

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.50%	0.75%
Shareholder Servicing Fee	0.25%	None
Other Expenses	0.50%	0.50%
Total Annual Fund Operating Expenses	1.25%	1.25%
Less: Fee Waiver/ Expense Reimbursement(1)	-0.25%	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	1.00%

(1)
EWM has contractually agreed to waive its fees and/or reimburse the Fund for any expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.00% of the Fund’s average daily net assets.  This agreement will continue in effect until April 30, 2015, with successive renewal terms of one year unless terminated by the Board prior to any such renewal.  EWM has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that, after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.00% of average daily net assets in the year of reimbursement.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Fund’s expense limitation agreement remains in force through April 30, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Actual with Current Fee	$102	$372	$662	$1,489
Pro Forma with Proposed Fee	$102	$372	$662	$1,489

The following table reflects the advisory fee paid by the Fund to EWM for services rendered with respect to the Fund for the fiscal year ended December 31, 2013, what the advisory fee paid would have been for the same period under the Proposed Amendment, and the increase for this time period.

	Fee Paid to EWM (current, after fee waiver)	Hypothetical Fee Paid to EWM (Under Proposed Amendment and fee waiver)	Increase/ (Decrease)
The Wall Street Fund	$[…]	$[…]	[…]%

Evaluation by the Fund’s Board

Board Consideration of the Proposed Amendment

At an in-person meeting held on June 3, 2014, the Board, including each of the Independent Directors, unanimously approved the Proposed Amendment and unanimously determined to recommend that shareholders approve the Proposed Amendment.  The Board noted that EWM had proposed to increase the contractual advisory fee for the Fund in light of the increased costs associated with managing the Fund, including the higher costs associated with additional portfolio management staff and related resources that have been made available to the Fund in recent years as well as the higher costs associated with increased regulatory obligations.  In evaluating the Proposed Amendment, the Board considered its fiduciary responsibilities with regard to the primary factors deemed to be relevant in determining whether to approve the Proposed Amendment, including the following: (1) the nature, extent, and quality of the services provided by EWM, including the performance of the Fund and EWM; (2) the extent to which EWM realizes economies of scale as the Fund grows larger and shares those economies with the Fund and its shareholders; (3) other indirect benefits to EWM and its affiliates attributable to its relationship with the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; and (5) the cost of the services provided and the profits realized by EWM and its affiliates from services rendered to the Fund (the “profitability” of the Fund to EWM).  In their deliberations, the Board did not identify any particular factor that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided.  In evaluating the nature, quality and extent of the services to be provided by EWM under the Proposed Amendment, the Board considered, among other things, that there were no differences between the Proposed Amendment and the Current Advisory Agreement, except for the advisory fee rate, and that there would not be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders.  In this regard, the Board noted that it is expected that EWM will continue to provide high quality advisory services under the Proposed Amendment, which include, but are not limited to, the following:  (1) investing the Fund’s assets consistent with the Fund’s investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by EWM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  Further, the Board noted that even though the Servicing Agreement would be terminated if the Proposed Amendment is approved, EWM had represented that the services currently being provided to shareholders under the Servicing Agreement will continue to be provided.

The Board also considered that it recently had performed its annual review of the Current Advisory Agreement at its February 27, 2014 Board meeting, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by EWM to the Fund.  In this regard, the Board noted, among other things, that it had considered the short- and long-term performance of the Fund over various time periods, EWM’s code of ethics and compliance policies and procedures, and EWM’s financial condition.

Based on its review of the materials provided and representations it received from EWM, the Board determined that if the Proposed Amendment is adopted, EWM will continue to provide advisory services that are appropriate in scope and extent in light of the Fund’s investment objective and policies.

Economies of Scale.  The Board reviewed the conclusions it reached at the February 27, 2014 meeting, particularly the conclusion that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets, especially since EWM continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.  The Board determined that such conclusions provided a reasonable basis upon which to approve the Proposed Amendment.

Other Indirect Benefits.  The Board reviewed the conclusions it reached at the February 27, 2014 meeting, noting that EWM does not use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that EWM would continue its existing practice of using soft dollar arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund.  The Board also considered that, conversely, the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients.  The Board also considered that the Fund may be offered to EWM’s advisory clients who may invest in the Fund which may benefit EWM financially and in other ways.

Comparative Fee and Expense Data.  The Board considered a comparative analysis of expenses borne by the Fund and those of funds within the Lipper large cap growth fund and Morningstar large growth fund categories that was prepared by EWM, but that included certain data obtained from Lipper and Morningstar, which are independent organizations that, among other things, compile and publish comparative mutual fund fee data.  In this regard, the Board noted that the Fund’s current annual contractual advisory fee of 0.50% is  lower than the industry average of 0.71% and is in the first quartile relative to its Lipper peer group.  The Board noted that if the Proposed Amendment is approved, the Fund’s annual contractual advisory fee of 0.75% would be above the industry average and would be in the third quartile relative to its Lipper peer group.  However, the Board considered that the annual contractual advisory fee would be within 4 basis points of the Lipper peer group average of 0.71%, and thus that the advisory fee would remain very competitive with the Fund’s Lipper peer group.  Relative to the Fund’s Morningstar peer group, the Board noted that if the Proposed Amendment is approved, the Fund’s annual contractual advisory fee of 0.75% would be slightly below the industry average of 0.76% and would be in the second quartile relative to its Morningstar peer group.  The Board noted that the Fund’s total expenses were below the average and median total expenses (after fee waivers and expense reimbursements) reported for its Lipper and Morningstar peer groups, and that the Fund’s expense ratio would not be impacted by the increase in the advisory fee because the Fund’s expense limitation arrangement would remain in effect and the Servicing Agreement would be terminated.  While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another and for other reasons, the Board concluded that the increase in the advisory fee paid by the Fund would enable EWM to continue to manage the Fund and provide quality services to shareholders at a competitive price.

Cost of Advisory Services and Profitability.  The Board considered that the advisory fee rate in the Proposed Amendment would increase by an annual rate of 25 basis points.  The Board noted, however, that if the Proposed Amendment takes effect, the Fund’s 0.25% shareholder servicing fee will be eliminated, which would result in a reduction in fees payable to EWM by the Fund.  As a result, the Board noted that the increase in the advisory fee rate would have no immediate effect on the Fund’s current expense ratio because the amount of the proposed increase to the advisory fee is equal to the amount of the shareholder servicing fee that would be eliminated.  The Board also noted that amounts currently paid by the Fund for shareholder servicing activities under the Servicing Agreement would be paid by EWM out of its own resources, rather than from the proceeds of the shareholder services fee payable under the Services Agreement.  In this regard, the Board considered that the proposed increase in the contractual advisory fee is not expected to have a material impact on EWM’s profitability at the Fund’s current asset levels because EWM would assume amounts currently paid by the Fund for shareholder servicing activities.  The Board noted that EWM would periodically reevaluate the payment of these expenses, as well as any additional shareholder servicing costs that may be incurred in the future, and determine whether to seek reimbursement or payment of these expenses by the Fund, to the extent permitted by applicable law and subject to Board approval.  The Board noted that, while it is possible that the Fund’s operating expenses may increase at a future time, the Fund’s expense limitation arrangement will continue in effect until at least April 30, 2015, at which point it would be subject to renewal for successive terms.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the Proposed Amendment, including the increase in the advisory fee, is in the best interests of the Fund.

Required Vote

Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Please note that, if the Fund’s shareholders approve Proposal 3, the Proposed Amendment will take effect regardless of whether the Fund’s shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE CHANGE TO THE FUND’S ADVISORY FEE.

PROPOSALS 4-8

Shareholders are being asked to approve the elimination of, or the modification to, certain fundamental investment restrictions of the Fund, as described in Proposals 4-8.  The Board notes that many of the Fund’s current fundamental investment restrictions were initially drafted many (in some cases over sixty) years ago.  The changes are recommended in an effort to enhance and modernize the Fund’s fundamental investment policies, to provide the Fund additional flexibility to pursue its investment strategies and objectives, and to simplify compliance monitoring.

EWM has advised the Board that if the recommended changes are approved, except as otherwise noted, it does not currently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile.  Any material changes made to the Fund’s investment strategies will be subject to review by the Board.

PROPOSAL 4

TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO THE ABILITY OF THE FUND’S OFFICERS OR DIRECTORS OR THE OFFICERS OR DIRECTORS OF ITS INVESTMENT ADVISER TO TAKE LONG OR SHORT TRADING POSITIONS IN ITS SHARES

Shareholders of the Fund are being asked to approve the elimination of the Fund’s fundamental investment restriction to permit the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares.  If the shareholders of the Fund approve Proposal 4, the Fund’s current fundamental restriction that prohibits the Fund’s officers or directors or the officers or directors of its investment adviser from taking long or short trading positions in its shares will be removed entirely, and the Fund’s officers or directors or the officers or directors of its investment adviser will be permitted to invest in the Fund’s shares.

The 1940 Act does not prohibit a fund’s officers or directors or the officers or directors of its EWM from investing in its shares.  Because the restriction is not required and directors and officers are encouraged to invest in the Fund, the Board recommends that shareholders approve the proposal.  EWM monitors transactions made in Fund shares by the Fund’s officers and directors and the officers and directors of EWM.  Pursuant to EWM policies, short sales of the Fund’s shares by the Fund’s or EWM’s officers and directors are not permitted.

Vote Required

As provided under the 1940 Act, approval of a change to the Fund’s fundamental investment restriction will require the affirmative vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Please note that, if the Fund’s shareholders approve Proposal 4, the Fund’s fundamental investment restriction will change regardless of whether its shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO THE ABILITY OF THE FUND’S OFFICERS OR DIRECTORS OR THE OFFICERS OR DIRECTORS OF ITS INVESTMENT ADVISER TO TAKE LONG OR SHORT TRADING POSITIONS IN ITS SHARES

PROPOSAL 5

TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS THE FUND FROM INVESTING IN SECURITIES WHICH CANNOT BE READILY RESOLD TO THE PUBLIC BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS ON RESALE OR FOR WHICH NO READILY AVAILABLE MARKET EXISTS OR IN THE SECURITIES OF ANY COMPANY WHICH HAS, TOGETHER WITH ANY PREDECESSOR, A RECORD OF LESS THAN THREE YEARS’ CONTINUING OPERATION

Shareholders of the Fund are being asked to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation.  If the shareholders of the Fund approve Proposal 5, the Fund’s current fundamental restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation will be removed entirely, and the Fund will be allowed to invest in these securities, within the limitations permitted by the 1940 Act.

The 1940 Act does not prohibit a fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation, however, the positions of the SEC staff generally permit a fund to invest up to 15% of the value of its net assets in illiquid securities.  As a matter of current operating policy, the Fund does not invest more than 15% of its net assets in securities that are illiquid or otherwise not marketable.  EWM does not intend to materially change the manner in which it manages the Fund with respect to the elimination of this policy, but the elimination could provide the Fund additional flexibility to pursue its investment strategies and objectives, and could simplify compliance monitoring.

Vote Required

As provided under the 1940 Act, approval of a change to the Fund’s fundamental investment restriction will require the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Please note that, if the Fund’s shareholders approve Proposal 5, the Fund’s fundamental investment restriction will change regardless of whether its shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS THE FUND FROM INVESTING IN SECURITIES WHICH CANNOT BE READILY RESOLD TO THE PUBLIC BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS ON RESALE OR FOR WHICH NO READILY AVAILABLE MARKET EXISTS OR IN THE SECURITIES OF ANY COMPANY WHICH HAS, TOGETHER WITH ANY PREDECESSOR, A RECORD OF LESS THAN THREE YEARS’ CONTINUING OPERATION

PROPOSAL 6

TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS THE FUND FROM PURCHASING THE SECURITIES OF OTHER INVESTMENT COMPANIES EXCEPT AS AN INCIDENT OF A MERGER OR CONSOLIDATION OR BY PURCHASE ON THE OPEN MARKET WITHOUT SALES COMMISSIONS OTHER THAN CUSTOMARY BROKERS’ COMMISSIONS

Shareholders of the Fund are being asked to approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions.  If the shareholders of the Fund approve Proposal 6, the Fund’s current fundamental restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions will be removed entirely, and the Fund will be permitted to invest in securities of other investment companies, subject to the limitations of the 1940 Act.

Subject to certain exceptions, the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another investment company; (2) securities of another investment company having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  EWM does not intend to materially change the manner in which it manages the Fund with respect to the elimination of this policy, but the elimination could provide the Fund additional flexibility to pursue its investment strategies and objectives, and could simplify compliance monitoring.  To the extent the Fund invests a portion of its assets in shares of other investment companies, the Fund also will bear its proportionate share of the fees and expenses incurred by the purchased investment company in addition to its own expenses.

Vote Required

As provided under the 1940 Act, approval of a change to the Fund’s fundamental investment restriction will require the affirmative vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Please note that, if the Fund’s shareholders approve Proposal 6, the Fund’s fundamental investment restriction will change regardless of whether its shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS THE FUND FROM PURCHASING THE SECURITIES OF OTHER INVESTMENT COMPANIES EXCEPT AS AN INCIDENT OF A MERGER OR CONSOLIDATION OR BY PURCHASE ON THE OPEN MARKET WITHOUT SALES COMMISSIONS OTHER THAN CUSTOMARY BROKERS’ COMMISSIONS

PROPOSAL 7

TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS THE FUND FROM PURCHASING OR HOLDING SECURITIES OF ANY ISSUER ANY OF WHOSE OFFICERS, DIRECTORS, TRUSTEES OR SECURITY HOLDERS IS AN OFFICER OR DIRECTOR OF THE FUND OR ITS INVESTMENT ADVISER, IF AFTER SUCH PURCHASE ONE OR MORE OF SUCH PERSONS OWNS BENEFICIALLY MORE THAN .5 OF 1% OF SUCH SECURITIES AND ALL OF THEM OWN BENEFICIALLY MORE THAN 5% OF THE SECURITIES OF SUCH COMPANY

Shareholders of the Fund are being asked to approve the elimination of the Fund’s fundamental investment restriction the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.  If the shareholders of the Fund approve Proposal 7, the Fund’s current fundamental restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company will be removed entirely, and the Fund will be permitted to invest in such securities, subject to the limitations of the 1940 Act.

EWM monitors, and will continue to monitor, its investments, if any, in the securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the fund or EWM.  EWM does not intend to materially change the manner in which it manages the Fund with respect to the elimination of this policy, but the elimination could provide the Fund additional flexibility to pursue its investment strategies and objectives, and could simplify compliance monitoring.

Vote Required

As provided under the 1940 Act, approval of a change to the Fund’s fundamental investment restriction will require the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Please note that, if the Fund’s shareholders approve Proposal 7, the Fund’s fundamental investment restriction will change regardless of whether its shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS THE FUND FROM PURCHASING OR HOLDING SECURITIES OF ANY ISSUER ANY OF WHOSE OFFICERS, DIRECTORS, TRUSTEES OR SECURITY HOLDERS IS AN OFFICER OR DIRECTOR OF THE FUND OR ITS INVESTMENT ADVISER, IF AFTER SUCH PURCHASE ONE OR MORE OF SUCH PERSONS OWNS BENEFICIALLY MORE THAN .5 OF 1% OF SUCH SECURITIES AND ALL OF THEM OWN BENEFICIALLY MORE THAN 5% OF THE SECURITIES OF SUCH COMPANY

PROPOSAL 8

TO APPROVE THE MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO ISSUANCE OF SENIOR SECURITIES BY THE FUND

Shareholders of the Fund are being asked to approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund. The Fund’s current fundamental investment restriction states that the Fund “may not issue senior securities.”

If the shareholders of the Fund approve Proposal 8, the Fund’s current fundamental restriction that prohibits the Fund from issuing senior securities will be replaced with the following fundamental investment restriction:  “The Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.”  Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).  EWM does not intend to materially change the manner in which it manages the Fund with respect to the modification of this policy, but the modification of this fundamental investment restriction will allow the Fund the greatest flexibility possible under the 1940 Act to make investments in accordance with the investment objectives, strategies and policies set forth in the Fund’s prospectus and SAI.

Vote Required

As provided under the 1940 Act, approval of a change to the Fund’s fundamental investment restriction will require the affirmative vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Please note that, if the Fund’s shareholders approve Proposal 8, the Fund’s fundamental investment restriction will change regardless of whether its shareholders approve any of the other Proposals.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO ISSUANCE OF SENIOR SECURITIES BY THE FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. (“Cohen”), serves as the Fund’s independent registered public accounting firm.  Upon recommendation of its Audit Committee, the Board selected Cohen as the independent registered public accounting firm to audit and certify the financial statements for the Fund’s most recent fiscal year ended December 31, 2013 and current fiscal year ending December 31, 2014.  Representatives of Cohen will not be present at the Meeting.

Audit Fees.  For the Fund’s two most recent fiscal years ended December 31, 2012 and December 31, 2013, aggregate fees billed by Cohen for the audit of the Fund’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those two fiscal years were [$13,000] each year.

Audit-Related Fees.  Cohen did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the two most recent fiscal years ended December 31, 2012 and December 31, 2013, which are not set forth under “Audit Fees” above.

Tax Fees.  Cohen prepared the Fund’s federal and state income tax returns for the two most recent fiscal years ended December 31, 2012 and December 31, 2013, as appropriate.  Aggregate fees billed to the Fund by Cohen for professional services for tax compliance, tax advice, and tax planning for the two most recent fiscal years ended December 31, 2012 and December 31, 2013 were [$1,000] each year.  All of these fees were required to be approved by the Audit Committee.

All Other Fees.  Cohen neither performed services for the Fund nor delivered any products to the Fund for the Fund’s two most recent fiscal years ended December 31, 2012 and December 31, 2013, other than as set forth above.

Pre-Approval of Certain Services.  The Audit Committee Charter requires pre-approval of all auditing and permissible non-audit services to be provided to the Fund, including fees.  Accordingly, all of the non-audit services were required to be pre-approved, and all of the non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates.  For the Fund’s two most recent fiscal years December 31, 2012 and December 31, 2013, Cohen did not bill for any non-audit fees except for the preparation of the Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill EWM and any entity controlling, controlled by, or under common control with EWM that provided ongoing services to the Fund for any non-audit fees.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a meeting of shareholders are those stated in the notice of the meeting.  Accordingly, other than procedural matters relating to the election of Directors to the Board, the approval of the Reorganization, the approval of the Proposed Amendment, and the elimination or modification of the Fund’s fundamental investment restrictions, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Fund, Ruth P. Calaman, c/o EWM, 55 East 52nd Street, 23rd Floor, New York, New York 10055.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

ADDITIONAL INFORMATION

Investment Adviser

EWM, located at 55 East 52nd Street, 23rd Floor, New York, NY 10055, was founded in 2008 and has served as the Fund’s investment adviser since May 1, 2010.  The Adviser provides research, statistical, advisory and managerial services to the Fund in return for an advisory fee paid monthly.  EWM does not serve as investment adviser to investment companies other than the Fund.

The following table sets forth the name, position and principal occupation of each director and officer of the Fund who is also an officer, employee, director/partner of EWM.

Name	Role with Fund	Role with EWM
Frederick Taylor	Interested Trustee, Chairman and President	Senior Advisor
John J. Rendinaro	Executive Vice President, Chief Operations Officer and Treasurer	Chief Operating Officer
Ruth P. Calaman	Executive Vice President, Secretary and Chief Compliance Officer	Chief Compliance Officer and Chief Legal Officer

The following table sets forth the name, position and principal occupation of each director and principal officer of EWM as of December 31, 2013.  Each individual’s address is 55 East 52nd Street, 36th Floor, New York, New York 10055.

Name	Position/Principal Occupation
Jeffrey S. Maurer	Chief Executive Officer of EWM, Member, Board of Managers
William A. Shutzer	Member, Board of Managers and Senior Managing Director of Evercore Partners, Inc.
Adam B. Frankel	Member, Board of Managers, General Counsel and Senior Managing Director of Evercore Partners, Inc.
Jay B. Springer	Member, Board of Managers, Partner and Portfolio Manager of EWM

Name	Position/Principal Occupation
Robert B. Walsh	Member, Board of Managers, Chief Financial Officer and Senior Managing Director of Evercore Partners, Inc.
John J. Rendinaro	Chief Operating Officer
Ruth P. Calaman	Chief Compliance Officer and Chief Legal Officer
Crystal R. Corbin	Chief Financial Officer

The following table sets forth the name and address of all parent companies of EWM as of December 31, 2013, and shows the basis of control of EWM and each parent company.  Each company’s address is 55 East 52nd Street, 23rd Floor, New York, New York 10055.  No person other than the entities named below own ten percent or more of the voting securities of EWM.

Name	Entity in Which Interest is Owned
Evercore Partners Services East, LLC	Evercore Wealth Management, LLC
Evercore Group Holdings LP	Evercore Partners Services East LLC
Evercore Group Holdings LLC	Evercore Group Holdings LP
Evercore LP	Evercore Group Holdings LLC
Evercore Partners Inc.	Evercore LP

The current advisory agreement between EWM and the Trust provides for an advisory fee equal to 0.50% of the Fund’s average daily net assets on an annualized basis.  Such advisory fee is calculated and paid monthly.  The tables below set forth, for the fiscal years ended December 31, 2013, 2012 and 2011, the advisory fees payable to the Fund under the Investment Advisor Contract, the amount of the advisory fees and Fund operating expenses waived or reimbursed by EWM, and the net advisory fees paid by the Fund to EWM under the Investment Advisor Contract:

Advisory Fees Paid to EWM
Fiscal Year Ended	Advisory Fee	Reimbursement	Advisory Fee After Reimbursement
December 31, 2013	$345,843	$172,135	$173,708
December 31, 2012	$211,881	$135,338	$76,543
December 31, 2011	$129,541	$120,711	$8,830

During the past three fiscal years, the Fund paid the following in shareholder servicing fees to EWM:

Shareholder Servicing Fees For Fiscal Years Ended December 31,
2013	2012	2011
$172,921	$105,940	$64,770

As of the date of this proxy statement, EWM does not manage any other funds with similar investment objectives as the Fund.

Expense Limitation.  Effective October 1, 2010, EWM contractually agreed to waive its fees and/or reimburse the Fund to the extent necessary to ensure that total annual Fund operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.00% of the Fund’s average daily net assets.  This agreement will continue in effect through April 30, 2015.  EWM has the right to recover any fee waivers and/or expense reimbursements made in the three prior fiscal years pursuant to this agreement, provided that the Fund’s total annual operating expenses do not exceed 1.00% of average daily net assets in the year of reimbursement.  Accordingly, $120,711 of the expenses reimbursed by EWM during 2011 may be recovered through December 31, 2014, $135,338 of the expenses reimbursed by EWM during 2012 may be recovered through December 31, 2015 and $172,135 of the expenses reimbursed by EWM during 2013 may be recovered through December 31, 2016.

Portfolio Managers. The persons responsible for the Fund’s management are Timothy Evnin, Partner and Portfolio Manager of the Adviser since October 2009, and Charles D. Ryan, Partner and Portfolio Manager of the Adviser since September 2008.  Mr. Evnin and Mr. Ryan are supported by Michael Seppelt, CFA, Partner and Portfolio Manager of the Adviser since September 2011.  Mr. Evnin has over twenty years of experience managing balanced portfolios for high net worth clients, equity accounts for institutional clients and equity mutual funds and has served as Portfolio Manager of the Fund since 2010.  Mr. Ryan has over 20 years of experience managing equity portfolios for high net worth clients and equity mutual funds and has served as Portfolio Manager of the Fund since December 2011.  Mr. Ryan was previously a Managing Director for U.S. Trust and a portfolio manager in the Growth Equity Strategy Group at U.S. Trust.  Prior to that, he was with BNY Asset Management, the institutional investment arm of The Bank of New York, where he was Head of the Equity Division.  While at the Bank of New York, Mr. Ryan was the co-manager of the bank’s largest mutual fund, The Hamilton Equity Income Fund.  Mr. Seppelt has over 10 years of experience managing equity portfolios for high net worth clients and has worked with the Fund since February 2014.  Prior to joining EWM in 2011, Mr. Seppelt was previously an investment principal and a portfolio manager at Lowry Hill.  Prior to that, he worked as a portfolio management assistant at Wells Fargo Private Asset Management.  Mr. Seppelt holds the Chartered Financial Analyst designation.

Any Purchases or Sales of Securities of EWM.  Since the beginning of the most recently completed fiscal year, no Director has made any purchases or sales of securities of EWM or any of its affiliated companies.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING DIRECTORS AND THEIR NOMINEES

Banks, broker-dealers, voting directors and their nominees should advise the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and annual reports to Fund shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Service Providers

The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., an affiliate of USBFS, located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian.  Quasar Distributors, LLC, an affiliate of USBFS, located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter or distributor, and offers shares of the Fund on a continuous basis.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-443-4693.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-443-4693 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

August 2, 2014

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this […] day of […], 2014, by and among The Wall Street Fund, Inc., a Maryland corporation, with its principal place of business at 55 East 52nd Street, 23rd Floor, New York, New York 10055, (the “Acquired Fund”), and Wall Street EWM Funds Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 55 East 52nd Street, 23rd Floor, New York, New York 10055, on behalf of its series, The Wall Street Fund (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).  Each of the Funds is sometimes referred to herein individually as a “Fund.”

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for full and fractional shares of beneficial interest without par value, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund; and (iii) the distribution, immediately after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Acquired Fund and the Acquiring Fund, respectively, shall be the obligations, agreements, representations and warranties of such Acquired Fund and such Acquiring Fund, respectively, only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by the Acquired Fund or the Acquiring Fund, as the case may be, of its obligations, agreements, representations and warranties as set forth herein.  The Acquiring Fund is, and will be immediately prior to Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities (as set forth in paragraphs 1.2 and 1.3 below) of the Acquired Fund.

WHEREAS, the Acquired Fund and the Trust, and its series, the Acquiring Fund, are open-end registered investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns assets that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of common stock or beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Fund to a series of the Trust, it being anticipated that the Reorganization will provide the Acquired Fund with greater potential for economies of scale and administrative efficiencies; and

WHEREAS, the Directors/Trustees of each Fund have determined that the Reorganization, with respect to their Fund, is in the best interests of the Fund’s shareholders and that the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1             THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, free and clear of all liens and encumbrances.  In exchange, the Acquiring Fund agrees, (i) to deliver to the Acquired Fund in exchange for the entire  net assets attributable to the Acquired Fund shares, a number of Acquiring Fund Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.2, by the net asset value of one Acquiring Fund share computed in the manner and as of the time and date set forth in paragraph 2.3; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2    ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of any kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and other assets and the payment of normal operating expenses and the payment of net investment income and net capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3    LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date.  The Acquired Fund will use its best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in paragraph 2.2) to the extent possible and consistent with its own investment objectives and policies and normal business operations.

1.4    LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.2), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  The aggregate net asset value of the Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed by the Acquired Fund and canceled on its books.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholders at the Effective Time on the Closing Date.

1.5    OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6    TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7    REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated, provided, however, that any tax returns of the Acquired Fund for the current fiscal year, including the Closing Date, shall be the responsibility of the Acquiring Fund so long as the Closing (as defined in paragraph 3.1) shall have taken place prior to the end of the current fiscal year.

1.8    TERMINATION.  The Acquired Fund shall be liquidated and terminated promptly following both the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1    SUSPENSION OF TRADING.  In order to efficiently manage the transition of accounts from the Acquired Fund to the Acquiring Fund, shareholder purchases and redemptions of the Acquired Fund may be halted on the business day immediately preceding the Closing Date. Every shareholder will own the same number of shares of the Acquiring Fund as the number of shares of the Acquired Fund held by the shareholder immediately before the Reorganization.

2.2              VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s Articles of Amendment and Restatement, as amended (“Articles of Incorporation”) and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3    VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, consistent with the valuation procedures set forth in the Acquired Fund’s Articles of Incorporation and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.4    SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the shares of the Acquired Fund then outstanding.  Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the Acquiring Fund, each such share which is equal in net asset value to the net asset value of each share of the Acquired Fund held by such holder immediately prior to such liquidating distribution.

2.5    DETERMINATION OF VALUE.  All computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund, as the case may be.  The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities and other assets determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE.  The closing (the “Closing”) will be on or about October 1, 2014 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of the close of business (the “Effective Time”) at the offices of the Funds located at 55 East 52nd Street, 23rd Floor, New York, New York 10055, or at such other time and/or place as the parties may agree.

3.2     CUSTODIAN’S CERTIFICATE.  U.S. Bank, National Association as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3     EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE.  U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of each of the Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1     REPRESENTATIONS OF THE ACQUIRED FUND.  The Acquired Fund represents and warrants to the Trust and the Acquiring Fund as follows:

(a)    The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)    The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and the Acquired Fund’s registration with the U.S. Securities and Exchange Commission (the “SEC”) is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any material provision of the Acquired Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)    The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Acquired Fund are in accordance with United States generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of December 31, 2013, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)    Since December 31, 2013, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all material federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  All of the Acquired Fund’s material tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)     From the effective date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)    From the effective date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)            The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code for each taxable year since its inception and qualifies and shall continue to qualify as a RIC under the Code for the portion of the taxable period beginning on the first day of its current taxable year and continuing through and including the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations promulgated under the Code and of the laws and regulations of applicable foreign tax-collecting bodies or agencies pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND.  The Trust and the Acquiring Fund represent and warrant to the Acquired Fund as follows:

(a)    The Acquiring Fund is a separate series of the Trust, a statutory, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquiring Fund is a separate series of the Trust, an open-end management investment company, and the Trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)    With respect to the Acquiring Fund, the execution, delivery and performance of this Agreement will not result in a violation of any material provision of the Trust’s Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust or the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Trust, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)     There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date.

(g)    All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)     The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)    From the effective date of this Agreement through the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund specifically for use in the Proxy Statement (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)    From the effective date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)    The Acquiring Fund agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the filing and effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)    The Acquiring Fund intends to elect and qualify as a RIC under the Code and will continue to qualify as a RIC through the end of the taxable year that includes the Closing Date, and is a fund that is treated as a separate corporation under Section 851(g) of the Code.

(o)     The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Trust created within the last 12 months, without assets or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares.  On the Closing Date, the Acquiring Fund will have no assets.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE.  Each of the Acquiring Fund and the Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary distributions and shareholder redemptions in the case of the Acquired Fund.

5.2    APPROVAL OF SHAREHOLDERS.  The Acquired Fund will call a special meeting in lieu of an annual meeting (the “Meeting”) of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within fifteen days after the applicable Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by the Acquired Fund’s Treasurer.

5.7    PREPARATION OF REGISTRATION STATEMENT.  The Trust represents that it has prepared and filed an amendment to a registration statement on Form N-1A (as so amended, the “Registration Statement”) for the purpose of creating the Acquiring Fund and registering its shares.  The Registration Statement will be effective on or before the Closing Date.

5.8              PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  The Trust and the Acquiring Fund covenant that they will assist in preparing, coordinating with the Acquired Fund the filing with the SEC, and assisting in the delivery to the Acquired Fund shareholders in connection with the Meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  To the extent required by the SEC or otherwise determined to be appropriate in the reasonable business judgment of the Trust, on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement filed on Schedule 14A and in compliance with the 1934 Act.

5.9    INDEMNIFICATION.

(a)    The Trust will assume all liabilities and obligations of the Acquired Fund relating to any obligation of the Acquired Fund to indemnify its current and former Directors and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted by law and the Acquired Fund’s Articles of Incorporation, as in effect as of the date of this Agreement.  Without limiting the foregoing, the Acquired Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Directors and officers, acting in their capacities as such with respect to the Acquired Fund, under the Acquired Fund’s Articles of Incorporation as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors or assigns.

(b)    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  The Acquired Fund shall not indemnify and hold harmless U.S. Bancorp Fund Services, LLC, the Trust, the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises solely out of or is solely based on any representation, disclosure, agreement  or other action or omission of Evercore Wealth Management, LLC (the “Advisor”), the investment advisor to the Funds, with respect to or on behalf of the Acquired Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquired Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2    The Registration Statement on Form N-1A filed by the Trust with the SEC to create the Acquiring Fund and register its shares (referred to in Section 5.7) has been declared (or has become automatically) effective by the SEC.

6.3     Subject to Section 6.2, as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1    All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3              The Trust, on the Acquiring Fund’s behalf, shall have entered into or adopted, as applicable, an Investment Advisory Agreement with the Advisor and any other agreements and plans necessary for the Acquiring Fund’s operation as a series of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Maryland law and the provisions of the Acquired Fund’s Articles of Incorporation and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3     All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5              Proposals 1 and 3 - 8, as described in the Proxy Statement, shall have been approved by the requisite vote of the shareholders of the outstanding shares of the Acquired Fund.

8.6              At any time before the Closing Date, either Fund may waive the foregoing conditions (except those set forth in paragraph 8.1) if, in the judgment of its Board of Directors/Trustees, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

ARTICLE IX

EXPENSES

9.1    Except as otherwise provided for herein, the Acquired Fund, shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act covering the solicitation of the approval of the transaction contemplated herein by the Acquired Fund Shareholders; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees including reasonable fees for this transaction of the Acquired Fund’s counsel and counsel of the Acquired Fund’s Independent Directors; (f) proxy solicitation costs of the transactions; (g) the cost of winding up and liquidating the Acquired Fund; and (h) all fees listed on the closing/transfer of assets schedule provided by the Acquired Fund and U.S. Bancorp Fund Services, LLC.  The Acquired Fund shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Acquired Fund will assume or pay only those expenses that are solely and directly related to the proxy statement, proxy solicitation and the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1    The Trust, on behalf of the Acquiring Fund, and the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the Trust and the Acquired Fund.  In addition, either the Trust or the Acquired Fund may at its option terminate this Agreement at or prior to either the Closing Date due to:

(a)    a breach by the other of any material representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured (if such breach can be cured) within 30 days;

(b)    a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the party’s Board of Trustees/Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice of such to the other party hereto.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or the respective Trustees/Directors or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the Meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the material detriment of such Shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the corporate property of the Acquiring Fund, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by an authorized officer of the Trust, acting as such.  Such authorization by such Trustees and such execution and delivery by such officer shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the corporate property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.

13.6    It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the trust property of the Acquired Fund, as provided in the Acquired Fund’s Articles of Incorporation.  The execution and delivery of this Agreement have been authorized by the Directors of the Acquired Fund on behalf of the Acquired Fund and signed by an authorized officer of the Acquired Fund, acting as such.  Such authorization by such Directors and such execution and delivery by such officer shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Fund’s Articles of Incorporation.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE WALL STREET FUND, INC.

By: _________________________________
Name:
Title:

THE WALL STREET EWM FUNDS TRUST, on behalf of its series, The Wall Street Fund

By: ________________________________
Name:
Title:

Schedule A

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund:

Acquired Fund:	Acquiring Fund:

The Wall Street Fund, Inc.	The Wall Street Fund, a series of Wall Street EWM Funds Trust

APPENDIX B

SUMMARY OF DIFFERENCES

COMPARISON OF CERTAIN ATTRIBUTES OF THE FUND AND THE TRUST

Quorum for Board Meetings/Board Action by Written Consent

Both the Trust and the Fund require a majority of the Board members present at a duly called Board meeting to approve matters at a Board meeting.  The Trust differs from the Fund regarding actions by written consent, since the New Trust allows the Trustees to approve matters by written consent of at least a majority of the Trustees.  Maryland law requires a written consent to be approved unanimously by the Directors.

Delegation of Powers
The Trust differs from the Fund on the delegation of powers, since the Trustees of the Trust can delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider.  Under Maryland law, the Directors of the Fund may not delegate certain duties.  For example, the Directors of the Fund cannot delegate the declaration of distributions or the setting of record dates for shareholder meetings.

Removal of Trustees
The Trust differs from the Fund with respect to the removal of Board members.  The Trust allows a trustee to be removed at any time by a written instrument signed by at least two-thirds of the other Trustees.  The Fund does not allow a Director to be removed by other Directors.  In addition, the Trust increases the voting requirement for shareholder removal of a Trustee to at least two-thirds of the outstanding shares, which is greater than the majority vote required for shareholders to remove a Director of the Fund.

Shareholder Liability
Liability is limited for shareholders of the Trust to the same extent as for shareholders of the Fund.  Under Maryland or Delaware law, shareholders have no personal liability for acts or obligations of the Fund or the Trust.

Shareholder Voting Rights
The Trust and the Fund differ in a number of areas with respect to shareholder voting rights.  The Trust does not require a shareholder vote to amend the Trust Documents or for reorganizations, mergers and consolidations, except in limited circumstances. (Amendment of the Trust Documents by the Board of Trustees requires approval by at least a majority of Trustees present at a meeting at which a quorum is present.)  The Fund would require a shareholder vote with respect to most amendments to the Articles of Incorporation (“Articles”) and for reorganizations, mergers and consolidations.  However, for both the Trust and the Fund shareholder approval is required for a number of matters, such as electing Board members, approving investment management or sub-advisory agreements, approving plans of distribution adopted pursuant to Rule 12b-1 or changing a fundamental investment policy.

Shareholder Meetings

Annual Meetings. Neither the Trust nor the Fund is required to hold annual shareholder meetings.

Quorum. For the Fund, a quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at a shareholder meeting.  For the Trust, a quorum is 30% of outstanding shares entitled to vote in person or by proxy at a shareholder meeting.

Adjournment. Under the By-Laws of the Trust, the chairman of the meeting presides over the meeting and has the power to call adjournments for any reason.  The Fund does not differ on the ability of the chairman of the meeting to call adjournments for any reason, except that in the absence of a quorum, any officer present and entitled to act as secretary of the meeting, or the shareholders present at the meeting, may call an adjournment of the meeting.

Advance Notice The notice provisions for a shareholder meeting differ for the Trust and the Fund.  The Trust requires notice of a shareholder meeting at least 10 days before the date of the meeting.  The Fund requires notice of a shareholder meeting not less than 10 days or more than 60 days before the date of the meeting.

Record Date
The Trust’s provisions regarding the record date for a shareholder meeting and for payment of dividends differ from those of the Fund.  The Trust allows the Trustees to fix, in advance, a date up to 120 days before the date of any shareholder meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.  No limitation is placed on the record date for the payment of dividends.  The Fund allows the Directors to fix a record date, in advance, not less than 10 days nor more than 60 days before the date of any shareholder meeting or the dividend payment date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or entitled to dividends.

Redemption of Shares
The Trust may require the redemption of New Fund shares for any reason under terms set by the Trustees, including: the failure of a shareholder to supply a taxpayer identification number if required to do so, to maintain the minimum investment required, or to make payment when due for the purchase of shares; or if the share activity of the account is deemed by the Trustees to adversely affect the management of the New Fund.  The Directors of the Fund may also require shareholders to redeem shares at current net asset value.

Liability of Trustees and Officers/Indemnification/Advancement of Expenses
The Trustees and officers of the Trust and the Directors and officers of the Fund are not personally liable to, or for an obligation of, the entity unless there are certain “bad acts” (e.g., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct.

The organizational documents or applicable state law of both the Trust and the Fund permit the Trustees, Directors and officers to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940.  However, the Trust and the Fund differ somewhat as to the procedures for the Board’s determination that indemnification is appropriate.  The Trust and the Fund differ somewhat as to the procedures for advancement of expenses due to differences in state law; however, each allows advancement of expenses to the maximum extent permitted by applicable law.

Liquidation
The Trust does not need shareholder approval for liquidation of the Trust or the New Fund.  In contrast, shareholder approval is required for liquidation of the Fund.

Rights of Inspection
Shareholders of the Trust do not have a general right to inspect records, documents, accounts and books of the Trust, unlike shareholders of the Fund.  The By-laws of the Trust provide that shareholders do not have the right to inspect any account, book or document of the Trust except any account, book or document that is publicly available or as may be conferred by the Trustees.  Either the Articles or By-laws of the Fund provide that shareholders are allowed to inspect the records, documents, accounts and books of the Fund as provided by Maryland law, subject to reasonable regulations of the Board.  Maryland law permits any shareholders of the Fund to inspect the by-laws, shareholder meeting minutes, annual statement of affairs and voting trust agreements of the corporation upon request.  Maryland law also confers additional rights of inspection on shareholders who own more than 5% of any class of outstanding shares of a corporation and allows them to inspect the books of account and stock ledger, a statement of affairs and shareholder lists.

Derivative Actions
In order to bring a derivative action, shareholders of the Trust and shareholders of the Fund must first make a demand upon the Board to bring a lawsuit on behalf of the entity and the demand must be refused.  In each case, such shareholders of the Trust or Fund must be shareholders at the time of commencing the action and at the time of the disputed transactions.  However, the Trust and the Fund differ somewhat as to the procedures required by state law for a shareholder to bring a derivative action.

The foregoing is only a summary of certain characteristics of the operations of the Trust and the Fund, their relevant governing documents and relevant business trust or corporate state law.  The foregoing is not a complete description of the documents cited.  Shareholders should refer to the provisions of such documents and state laws governing the Trust and the Fund for a more thorough description.  Copies of these governing documents are available to shareholders without charge upon written request to the Fund or the Trust at 55 East 52nd Street, 23rd Floor, New York, New York 10055.

APPENDIX C

INVESTMENT ADVISOR CONTRACT

THIS AGREEMENT, made and entered into as of this 1st day of May, 2010, by and between EVERCORE WEALTH MANAGEMENT, LLC, a Delaware limited liability company (hereinafter referred to as the “Adviser”), and THE WALL STREET FUND, INC., a Maryland corporation (hereinafter referred to as the “FUND”), was approved by the Fund’s shareholders at a special meeting thereof on February 25, 2010.

WHEREAS, the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and is registered as such with the Securities and Exchange Commission (the “SEC”); and

WHEREAS, the Adviser is in the business of rendering investment advisory, statistical and research services, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the parties desire to provide for continuing services by the Adviser to the Fund pursuant to the terms and conditions hereinafter set forth,

NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.           The Fund hereby retains and appoints the Adviser as its investment adviser and manager to render research, statistical, advisory and managerial services to the Fund, and to supervise the investments of the Fund for the period and upon the terms herein set forth, subject to the direction and control of the Board of Directors of the Fund.  The Adviser accepts such employment and agrees during such period to render the services and to assume the obligation herein set forth for the compensation herein provided.

2.           The Adviser in its supervision of the investments of the Fund will be guided by the Fund’s fundamental investment policies and the provisions and restrictions contained in the Articles of Incorporation and By-laws of the Fund as set forth in the Fund’s registration statement, and exhibits thereto, as may be filed with the SEC, all subject to the applicable provisions of the 1940 Act.

3.           The Fund will pay its own expenses including, without limitation, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses filed with any Federal or state agency, regulatory authority or governmental department; directors’ fees and expenses necessarily incurred by directors in attendance at directors’ meetings; expenses of administrative personnel and administrative services, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the cost of stock certificates and corporate reports; all other printing expenses not otherwise allocated to the Adviser hereunder; costs in connection with Board of Directors’ meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature; provided, however, that if, during any fiscal year of the Fund, the normal operating expenses borne by the Fund (not including taxes, interest and cost of purchasing and selling securities for its portfolio) exceed 2% of the first $10,000,00, 1.5% of the next $20,000,000, and 1% of the balance, of the average daily net asset value of the Fund, the Adviser will reimburse the Fund for such excess as provided in Paragraph 4 hereof.  Normal operating expenses of the Fund for this purpose shall include, without limitation, the management fees payable hereunder and normal legal and auditing fees and expenses incurred in the ordinary course of business, but shall not exclude extraordinary legal, auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund.

4.           Subject to the provision of Paragraph 7 hereof, the Fund agrees to pay to the Adviser for its services rendered during the preceding month hereunder on the first business day each month during the term of the Agreement a cash fee of 0.50% of the Fund’s average daily net assets.  If necessary, the Adviser shall make a refund payment to the Fund so that the total of the normal operating expenses of the Fund including the Adviser’s management fee, but not including taxes, interest and cost of purchasing and selling securities for the Fund’s portfolio (the “Expenses”) do not exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the Fund’s average daily net assets.  The aggregate of repayments, if any, by the Adviser to the Fund for the year shall be the amount necessary to limit the Expenses of the Fund for such year as provided in the preceding sentence.  For the portion of the first month and of the first year in which this fee structure is in effect, or in the event of the termination of the Agreement effective prior to the last day of a month, there shall be an appropriate pro-ration of all computations and payments on the basis of the number of days that the Agreement is in effect during the preceding month and year, respectively.  If, pursuant to Article EIGHT of the Articles of Incorporation of the Fund, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value as last determined shall be deemed to be the net asset value as of the close of business on that day.

5.           This agreement shall not become effective until it is approved by the vote of the majority of the outstanding voting securities of the Fund, cast at a meeting called for that purpose.

6.           The term of this Agreement shall begin on the date first above stated subject to the provisions of Paragraph 5 and shall continue in effect for two years from that date and from year-to-year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the directors who are not parties to such contract or interested persons of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose, or by a vote of the majority of the outstanding voting securities of the Fund, and (b) the Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year hereafter that it does not desire such continuation.

7.           Notwithstanding anything to the contrary herein, this Agreement may be terminated at any time, without the payment of any penalty, by the directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser.

8.           This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

9.           The Adviser may employ or contract with such other person or persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement; provided, however, that to the extent that any such employment or contract constitutes such other person or persons, corporation or corporations as an investment adviser to the Fund within the meaning of the 1940 Act, such employment or contracts shall be subject to the approval of the Fund’s shareholders in the manner provided the 1940 Act, prior to its effectiveness.
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10.           The Adviser shall not be liable to the Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on it by this Agreement.

11.           The services of the Adviser herein provided are not to be deemed exclusive and, so long as its services hereunder shall not be impaired thereby, should the Adviser so desire, it may sponsor, promote and provide investment advisory and management services to one or more investment companies other than the Fund.

12.           This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of directors of the Fund, including a majority of the directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as directors of the Fund) cast in person at a meeting called for that purpose and by the holders of a majority of the outstanding voting securities of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of May 1, 2010.

EVERCORE WEALTH MANAGEMENT, LLC

BY: /s/ John Rendinaro

THE WALL STREET FUND, INC.

BY: /s/ Robert P. Morse

FORM OF AMENDMENT NO. 1 TO THE
INVESTMENT ADVISOR CONTRACT

THIS AMENDMENT NO. 1 dated as of the _____ day of _____________, 2014, to the Investment Advisor Contract, dated May 1, 2010, (the “Agreement”), is entered into by and between Evercore Wealth Management, LLC, a Delaware limited liability company (the “Adviser”) and The Wall Street Fund, Inc., a Maryland corporation (the “Fund”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to revise the investment management fee payable to the Adviser; and

WHEREAS, Section 12 of the Agreement allows for its amendment by agreement of the parties, provided that the amendment shall be approved both by a majority of directors of the Fund, including a majority of the directors who are not parties to the Agreement or interested persons of any such party to the Agreement (other than as directors of the Fund) cast in person at a meeting called for that purpose and by the holders of a majority of the outstanding voting securities of the Fund.

NOW, THEREFORE, subject to director and shareholder approval, the parties agree to amend and restate the first sentence of Section 4 of the Agreement to revise the management fee payable to the Adviser as follows:

Subject to the provision of Paragraph 7 hereof, the Fund agrees to pay to the Adviser for its services rendered during the preceding month hereunder on the first business day each month during the term of the Agreement a cash fee of 0.75% of the Fund’s average daily net assets.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by a duly authorized officer, as applicable, on one or more counterparts as of the date set forth above.

THE WALL STREET FUND, INC.:

By:

EVERCORE WEALTH MANAGEMENT, LLC:

By:

APPENDIX D

Board Consideration of the Current Advisory Agreement

In considering the annual approval of the Current Advisory Agreement at the Board’s meeting held on February 27, 2014, the Board considered its fiduciary responsibilities with regard to the primary factors deemed to be relevant in determining whether to approve the continuation of the Current Advisory Agreement, including the following: (1) the nature, extent, and quality of the services provided by EWM, including the performance of the Fund and EWM; (2) the extent to which EWM realizes economies of scale as the Fund grows larger and shares those economies with the Fund and its shareholders; (3) other indirect benefits to EWM and its affiliates attributable to its relationship with the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; and (5) the cost of the services provided and the profits realized by EWM and its affiliates from services rendered to the Fund (the “profitability” of the Fund to EWM).  In their deliberations, Board did not identify any particular factor that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided.  The Board considered the scope of services to be provided under the Advisory Agreement between the Fund and EWM, noting that EWM will continue to provide investment management services to the Fund which include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by EWM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Board considered EWM’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio managers and other key personnel at EWM.  The Board noted the Fund’s short- and long-term investment performance for the various periods ended December 31, 2013, and January 31, 2014, together with the relative performance of comparable benchmarks and its Lipper peer group.  After discussing EWM’s code of ethics and compliance policies and procedures with EWM management and other key personnel, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board evaluated EWM’s financial condition, noting that it appeared to be sufficiently capitalized to provide high quality services to the Fund, and considered EWM’s history, reputation and resources. The Board concluded that EWM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement.  The Board concluded that they are satisfied with the nature, extent and quality of services provided by EWM to the Fund pursuant to the Advisory Agreement.

Economies of Scale.  The Board considered whether the Fund is experiencing and would benefit from any economies of scale, noting that the current investment advisory fee for the Fund does not contain breakpoints.  The Board determined that the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current relatively low level of the Fund’s assets, particularly since EWM continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.  After discussion, the Board determined that the current investment management fee structure was reasonable.

Other Indirect Benefits.  The Board then considered additional benefits to EWM, noting that EWM did not intend to use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that EWM would continue its existing practice of using soft dollar arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund.  The Board also considered that conversely the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients.  The Board also considered that the Fund intended to continue its shareholder servicing agreement with EWM, pursuant to which EWM will be able to compensate certain persons who provide, or offset expenses it incurs in providing, shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  The Board noted that for services provided under the shareholder servicing agreement, EWM would receive fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.  The Board also considered that the Fund may be offered to EWM's advisory clients who may invest in the Fund which may benefit EWM financially and in other ways.

D-1

Comparative Fee and Expense Data.  The Board considered a comparative analysis of expenses borne by the Fund and those of funds within the Lipper large cap growth fund and Lipper large cap core categories.  The Board noted that the Fund’s investment advisory fee and total expenses were below the average and median investment advisory fees (after fee waivers) and total expenses (after fee waivers and expense reimbursements) reported for its Lipper peer group.  While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another and for other reasons, the Board concluded that EWM’s investment advisory fee is reasonable.  The Board again noted that EWM continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.

Cost of Advisory Services and Profitability.  The Board considered the annual investment advisory fee to be paid by the Fund to EWM in the amount of 0.50% of the Fund’s average annual daily net assets for services to be rendered to the Fund by EWM and its affiliates.  The Board noted the relatively small size of the Fund and the competitive level of the advisory fee charged by EWM and determined that EWM’s profitability with respect to the Fund was reasonable.  The Board also noted that EWM expects to subsidize fees and expenses incurred and resulting from the provision of third-party shareholder servicing agreements and distribution services to the Fund.  The Board also noted that EWM has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its investment advisory fees, in order to ensure that Total Annual Fund Operating Expenses (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.00% of the Fund’s average daily net assets annually.  In this regard, the Board also noted that EWM had proposed to extend the terms of the expense limitation arrangement through April 30, 2015.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the renewal of the Current Advisory Agreement, including the fee structure, is in the best interests of the Fund.

D-2

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
Shareholder registration here		1. MAIL your signed and voted proxy back in the postage paid envelope provided
		2. ONLINE at proxyonline.com using your proxy voting number found below
		3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
		4. By PHONE with a live operator when you call toll-free 1-877-896-3191 Monday through Friday 9 a.m. to 10 p.m. Eastern Time
	CONTROL NUMBER	12345678910

The Wall Street Fund, Inc.
PROXY FOR A SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 15, 2014

The undersigned (revoking prior proxies) hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote for the undersigned all shares of stock of the undersigned in The Wall Street Fund, Inc. (the “Fund”) at the Special Meeting in lieu of Annual Meeting of Shareholders (“Special Meeting”) of the Fund to be held at 55 East 52nd Street, 23rd Floor, New York, New York 10055, on September 15, 2014, at 10:30 a.m. Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-896-3191.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2014.  The proxy statement for this meeting is available at:

www.proxyonline.com/docs/wallstreetfund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The Wall Street Fund, Inc.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, Directors or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

			FOR	WITHHOLD
1.	To elect the Fund’s Board of Directors:
	a.	Laird I. Grant	○	○
	b.	Susan I. Suvall	○	○
	c.	Frederick Taylor	○	○

			FOR	AGAINST	ABSTAIN
2.
To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series of the Wall Street EWM Funds Trust, an established Delaware statutory trust.

			○	○	○
3.	To approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC, the Fund’s current investment adviser, including an increase to the Fund’s advisory fee.		○	○	○
4.
To approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares.

			○	○	○
5.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation.

			○	○	○
6.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions.

			○	○	○
7.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.

			○	○	○
8.	To approve the modification of the Fund’s fundamental investment restriction relating to issuance of senior securities by the Fund.		○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]